SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)

Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                  TEMPLETON EMERGING MARKETS INCOME FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

[LOGO]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                 TEMPLETON EMERGING MARKETS INCOME FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders scheduled for February 28, 2003 at 10:00 a.m. Eastern time. The enclosed materials discuss the proposal (the "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Emerging Markets Income Fund, Inc. (the "Fund"). If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal.

We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).

                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

[LOGO]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                 TEMPLETON EMERGING MARKETS INCOME FUND, INC.

                 NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the "Meeting") of Templeton Emerging Markets Income Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on February 28, 2003 at 10:00 a.m. Eastern time.

During the Meeting, shareholders of the Fund will vote on the following
Proposal:

.. The election of three Directors of the Fund to hold office for the terms specified.

                                          By Order of the Board of Directors,

                                          Barbara J. Green
                                          Secretary

January 13, 2003

                 TEMPLETON EMERGING MARKETS INCOME FUND, INC.

                                PROXY STATEMENT

..  INFORMATION ABOUT VOTING

Who is eligible to vote?

Shareholders of record at the close of business on January 3, 2003 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and proxy statement were first mailed to shareholders of record on or about January 13, 2003.

On what issue am I being asked to vote?

You are being asked to vote on the election of three nominees to the position of Director.

How do the Fund's Directors recommend that I vote?

The Directors unanimously recommend that you vote FOR the election of the three Nominees.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the Proposal, your shares will be voted IN FAVOR of the nominees for Director.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

..  THE PROPOSAL: ELECTION OF DIRECTORS

How are nominees selected?

The Board of Directors of the Fund (the "Board" or the "Directors") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr. (Chairman), Frank J.

Crothers, Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" as defined by the Investment Company of Act 1940 (the "1940 Act"). Directors who are not interested persons of the Fund are referred to as the "Independent Directors" and Directors who are interested persons of the Fund are referred to as the "Interested Directors." The Committee is responsible for the selection and nomination of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

Who are the nominees and Directors?

The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of three Directors expire. Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps have been nominated for three-year terms, set to expire at the 2006 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds").

Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.74% and 14.77%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Director and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund, are brothers. There are no family relationships among any of the Directors or nominees for Director.

Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors.

Listed below, for each nominee and Director, are their name, age and address, as well as their position and length of service with the Fund, principal occupation during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the Director.

Nominees for Independent Director to serve until 2006 Annual Meeting of Shareholders

                                                                 Number of
                                                               Portfolios in
                                                                 Franklin
                                                                 Templeton
                                                                Investments
                                                               Fund Complex
                                                 Length of      Overseen by
Name, Age and Address               Position    Time Served      Director*      Other Directorships Held
-----------------------------------------------------------------------------------------------------------
Betty P. Krahmer (73)               Director    Since 1993          21                    None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Director or trustee of various civic associations; and formerly, Economic Analyst, U.S. government.
-----------------------------------------------------------------------------------------------------------
Gordon S. Macklin (74)              Director    Since 1993          133        Director, White Mountains
  500 East Broward Blvd.                                                       Insurance Group, Ltd.
  Suite 2100                                                                   (holding company);
  Fort Lauderdale, FL                                                          Martek Biosciences
  33394-3091                                                                   Corporation; MedImmune,
                                                                               Inc. (biotechnology);
                                                                               Overstock.com (Internet
                                                                               services); and Spacehab,
                                                                               Inc. (aerospace services).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White
River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until
1992); and President, National Association of Securities Dealers, Inc. (until 1987).
-----------------------------------------------------------------------------------------------------------
Fred R. Millsaps (73)               Director    Since 1993          27                    None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present);
and formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial
Vice President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta
(1958-1965).
-------------------------------------------------------------------------------------------------------------

Independent Directors serving until 2005 Annual Meeting of Shareholders:

                                                                   Number of
                                                                 Portfolios in
                                                                   Franklin
                                                                   Templeton
                                                                  Investments
                                                                 Fund Complex
                                                   Length of      Overseen by
Name, Age and Address                Position     Time Served      Director*        Other Directorships Held
------------------------------------------------------------------------------------------------------------------
Harris J. Ashton (70)                Director     Since 1993          133         Director, Bar-S Foods
  500 East Broward Blvd.                                                          (meat packing company)
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until
2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (70)             Director     Since 1993          134                     None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------
Edith E. Holiday (50)                Director     Since 1996          82          Director, Amerada Hess
  500 East Broward Blvd.                                                          Corporation (exploration
  Suite 2100                                                                      and refining of oil and gas);
  Fort Lauderdale, FL                                                             Hercules Incorporated
  33394-3091                                                                      (chemicals, fibers and
                                                                                  resins); Beverly Enterprises,
                                                                                  Inc. (health care); H.J.
                                                                                  Heinz Company (processed
                                                                                  foods and allied products);
                                                                                  RTI International Metals,
                                                                                  Inc. (manufacture and
                                                                                  distribution of titanium);
                                                                                  and Canadian National
                                                                                  Railway (railroad).

Principal Occupation During Past 5 Years:
Director or trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-
1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United
States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------

                                                                   Number of
                                                                 Portfolios in
                                                                   Franklin
                                                                   Templeton
                                                                  Investments
                                                                 Fund Complex
                                                   Length of      Overseen by
Name, Age and Address                 Position    Time Served      Director*      Other Directorships Held
--------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (48)     Director    Since 1999          17                    None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
--------------------------------------------------------------------------------------------------------------

Interested Director serving until 2005 Annual Meeting of Shareholders:

**Nicholas F. Brady (72)              Director    Since 1993          21         Director, Amerada Hess
  500 East Broward Blvd.                                                         Corporation (exploration
  Suite 2100                                                                     and refining of oil and
  Fort Lauderdale, FL                                                            gas); C2, Inc. (operating
  33394-3091                                                                     and investment business);
                                                                                 and H.J. Heinz Company
                                                                                 (processed foods and allied
                                                                                 products).

Principal Occupation During Past 5 Years:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd., Darby
Emerging Markets Investments LDC and Darby Technology Ventures Group, LLC (investment firms) (1994-
present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund; and formerly,
Secretary of the United States Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read &
Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
--------------------------------------------------------------------------------------------------------------

Independent Directors serving until 2004 Annual Meeting of Shareholders:

Frank J. Crothers (58)                Director    Since 1999          17                    None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Chairman, Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities Co. Ltd.; Director and
President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until
2002); and director of various other business and nonprofit organizations.
--------------------------------------------------------------------------------------------------------------

                                                                           Number of
                                                                         Portfolios in
                                                                           Franklin
                                                                           Templeton
                                                                          Investments
                                                                         Fund Complex
                                                          Length of       Overseen by
Name, Age and Address                    Position        Time Served       Director*     Other Directorships Held
-------------------------------------------------------------------------------------------------------------------

Andrew H. Hines, Jr. (79)                Director        Since 1993           27                   None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Consultant, Triangle Consulting Group; and formerly, Executive-in-Residence, Eckerd College (1991-2002);
Chairman and Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc.
(1994-1997); and Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
-------------------------------------------------------------------------------------------------------------------

Interested Directors serving until 2004 Annual Meeting of Shareholders:

**Harmon E. Burns (57)                 Director and    Director since         34                   None
  One Franklin Parkway                Vice President    1993 and Vice
  San Mateo, CA                                        President since
  94403-1906                                                1996

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director,
Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin
Templeton Investments.
-------------------------------------------------------------------------------------------------------------------
**Charles B. Johnson (69)              Chairman of       Chairman of          133                  None
  One Franklin Parkway                  the Board,      the Board and
  San Mateo, CA                        Director and    Director since
  94403-1906                          Vice President    1995 and Vice
                                                       President since
                                                            1993

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member--Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company
International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and may also share a common underwriter.
** Nicholas F. Brady, Harmon E. Burns and Charles B. Johnson are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's Investment Manager, and his position with the Fund. Mr. Burns is considered an interested person of the Fund due to his position as an officer and director of Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The nominees and remaining Directors of the Fund are Independent Directors.

The following tables provide the dollar range of the equity securities of the Fund and of all funds overseen by the Directors in the Franklin Templeton Investments fund complex beneficially owned by the Fund's Directors as of December 31, 2002.

Independent Directors

                                                       Aggregate Dollar Range of Equity
                                                    Securities in all Funds Overseen by the
                             Dollar Range of Equity   Director in the Franklin Templeton
      Name of Director       Securities in the Fund        Investments Fund Complex
-------------------------------------------------------------------------------------------
Harris J. Ashton                  $1 - $10,000                   Over $100,000
Frank J. Crothers                     None                       Over $100,000
S. Joseph Fortunato               $1 - $10,000                   Over $100,000
Andrew H. Hines, Jr.           $10,001 - $50,000                 Over $100,000
Edith E. Holiday                  $1 - $10,000                   Over $100,000
Betty P. Krahmer               $10,001 - $50,000                 Over $100,000
Gordon S. Macklin              $50,001 - $100,000                Over $100,000
Fred R. Millsaps                      None                       Over $100,000
Constantine D. Tseretopoulos          None                       Over $100,000

Interested Directors
                                                       Aggregate Dollar Range of Equity
                                                    Securities in all Funds Overseen by the
                             Dollar Range of Equity   Director in the Franklin Templeton
      Name of Director       Securities in the Fund        Investments Fund Complex
-------------------------------------------------------------------------------------------
Nicholas F. Brady              $10,001 - $50,000                 Over $100,000
Harmon E. Burns                       None                       Over $100,000
Charles B. Johnson             $10,001 - $50,000                 Over $100,000

How often do the Directors meet and what are they paid?

The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $400 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

During the fiscal year ended August 31, 2002, there were six meetings of the Board, three meetings of the Audit Committee, and four meetings of the Nominating and Compensation Committee. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served.

Certain Directors and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                                                              Number of Boards in
                                                                              Franklin Templeton
                                 Aggregate        Total Compensation from      Investments Fund
                             Compensation from Franklin Templeton Investments  Complex on which
      Name of Director           the Fund*             Fund Complex**         Director Serves***
-------------------------------------------------------------------------------------------------
Harris J. Ashton                  $4,026                  $372,100                    45
Nicholas F. Brady                  4,026                   140,500                    15
Frank J. Crothers                  4,189                   100,000                    12
S. Joseph Fortunato                4,026                   372,941                    46
Andrew H. Hines, Jr.               4,105                   209,500                    16
Edith E. Holiday                   4,026                   273,635                    25
Betty P. Krahmer                   4,026                   142,500                    15
Gordon S. Macklin                  4,026                   363,512                    45
Fred R. Millsaps                   4,105                   219,500                    16
Constantine D. Tseretopoulos       4,189                   102,500                    12

-------------------------
  *Compensation received for the fiscal year ended August 31, 2002. **Received in the calendar year ended December 31, 2002.
***We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 155 U.S. based funds or series.

The table above indicates the total fees paid to Directors by the Fund individually and by all of the funds in Franklin Templeton Investments. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer are their name, age and address, as well as their position and length of service with the Fund, and principal occupation during the past five years.

Name, Age and Address               Position              Length of Time Served
-----------------------------------------------------------------------------------
Charles B. Johnson           Chairman of the Board,     Chairman of the Board and
                                Director and Vice        Director since 1995 and
                                    President                Vice President
                                                               since 1993.

Please refer to the table "Interested Directors serving until 2004 Annual
Meeting of Shareholders" for additional information about Mr. Charles B.
Johnson.
-----------------------------------------------------------------------------------
Christopher J. Molumphy        President and Chief             Since 2002
  (40) One Franklin                 Executive
  Parkway San Mateo,           Officer--Investment
  CA 94403-1906                    Management

Principal Occupation During Past 5 Years:
Executive Vice President, Franklin Advisers, Inc.; and officer of five of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------
Rupert H. Johnson, Jr.           Vice President                Since 1996
  (62) One Franklin
  Parkway San Mateo,
  CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------

Name, Age and Address                Position             Length of Time Served
----------------------------------------------------------------------------------
Harmon E. Burns             Director and Vice President  Director since 1993 and
                                                        Vice President since 1996.

Principal Occupation During Past 5 Years:
Please refer to the table "Interested Directors serving until 2004 Annual
Meeting of Shareholders" for additional information about Mr. Harmon E. Burns.
----------------------------------------------------------------------------------
Martin L. Flanagan (42)           Vice President               Since 1993
  One Franklin Parkway
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
President, Member--Office of the President, Chief Financial Officer and Chief
Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President,
Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
President and Director, Franklin Advisers, Inc.; Executive Vice President,
Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------

Jeffrey A. Everett (38)               Vice President                   Since 2001
  P.O. Box N-7759
  Lyford Cay, Nassau
  Bahamas

Principal Occupation During Past 5 Years:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and formerly,
Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------
Jimmy D. Gambill (55)            Senior Vice President and             Since 2002
  500 East Broward Blvd.              Chief Executive
  Suite 2100                Officer--Finance and Administration
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of 50 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------

Name, Age and Address                Position              Length of Time Served
------------------------------------------------------------------------------------
John R. Kay (62)                  Vice President                Since 1994
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin
Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton
Services, LLC; and officer of one of the other subsidiaries of Franklin
Resources, Inc. and of 20 of the investment companies in Franklin Templeton
Investments; and formerly, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------

Murray L. Simpson (65)          Vice President and              Since 2000
  One Franklin Parkway          Assistant Secretary
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.;
officer of 50 of the investment companies in Franklin Templeton Investments;
and formerly, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------
Barbara J. Green (55)           Vice President and       Vice President since 2000
  One Franklin Parkway               Secretary           and Secretary since 1996
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior
Vice President, Templeton Worldwide, Inc. and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 50 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman,
Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities
and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------

David P. Goss (55)              Vice President and              Since 2000
  One Franklin Parkway          Assistant Secretary
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive
Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.;
officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; officer of 50 of the investment companies in Franklin
Templeton Investments; and formerly, President, Chief Executive Officer and
Director, Property Resources Equity Trust (until 1999) and Franklin Select
Realty Trust (until 2000).
------------------------------------------------------------------------------------

Name, Age and Address                Position              Length of Time Served
------------------------------------------------------------------------------------
Michael O. Magdol (65)          Vice President--AML             Since 2002
  600 5th Avenue                    Compliance
  Rockefeller Center
  New York, NY 10048-0772

Principal Occupation During Past 5 Years:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; Director, FTI Banque, Arch Chemicals, Inc. and Lingnan
Foundation; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------
Bruce S. Rosenberg (41)            Treasurer and         Treasurer since 2000 and
  500 East Broward Blvd.      Chief Financial Officer     Chief Financial Officer
  Suite 2100                                                    since 2002
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc. and of 16 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires officers, Directors and persons who own more than 10% of the Fund's common stock ("10% beneficial owners") to file reports of ownership and changes in ownership with the U.S. Securities and Exchange Commission. During the fiscal year ended August 31, 2002, Michael O. Magdol inadvertently filed a late Form 3, initial statement of beneficial ownership of securities, following his appointment as an officer of the Fund in May 2002. No other officer, Director or 10% beneficial owner of the Fund failed to file ownership reports on a timely basis for the fiscal year ended August 31, 2002. This information is based upon review of the copies of such forms received or written representations from the individuals required to make Section 16(a) reports on the Fund's common stock.

..  INFORMATION ABOUT THE FUND

The Investment Manager. The Investment Manager of the Fund is Franklin Advisers, Inc., a California corporation with offices at One Franklin Parkway, San Mateo, California 94403-1906. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Resources.

The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services") with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Ridgefield Park, New Jersey 07660.

The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

The Shareholder Servicing Agent. The shareholder servicing agent for the Fund is UBS Warburg LLC, 1285 Avenue of the Americas, 12th Floor, New York, New York 10019, successor to the initial underwriter of the Fund's shares. Pursuant to a shareholder servicing agreement, UBS Warburg provides certain services to the Fund including statistical information and analysis, ongoing efforts to publicize the Fund's shares and making information available to investors.

Other Matters. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2002, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

As of January 3, 2003, the Fund had 46,995,257 shares outstanding and total net assets of $538,107,034. The Fund's shares are listed on the NYSE (Symbol: TEI). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of January 3, 2003, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares. In addition, to the knowledge of the Fund's management, as of January 3, 2003, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

..  AUDIT COMMITTEE

The Board has a standing Audit Committee consisting of Messrs. Millsaps (Chairman), Crothers, Hines and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

Selection of Independent Auditors. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for the fiscal year ended August 31, 2002 were $26,660.

Financial Information Systems Design and Implementation Fees. PwC did not render any services with respect to financial information systems design and implementation during the fiscal year ended August 31, 2002 to the Fund or entities affiliated with the Fund that provide services to the Fund.

All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund or entities affiliated with the Fund that provide services to the Fund for the fiscal year ended August 31, 2002 were $894. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

Audit Committee Report. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. The charter was filed with the proxy statement for the Fund's 2001 Annual Meeting of Shareholders.

As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2002 for filing with the U.S. Securities and Exchange Commission.

                                        AUDIT COMMITTEE

                                          Fred R. Millsaps (Chairman)
                                          Frank J. Crothers
                                          Andrew H. Hines, Jr.
                                          Constantine D. Tseretopoulos

..  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the Proposal on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. The Proposal to elect Directors requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the Proposal.

Simultaneous Meetings. The Meeting is to be held at the same time as the annual meetings of shareholders of Templeton Emerging Markets Fund and Templeton Global Income Fund, Inc. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons designated as proxies will vote in favor of such adjournment.

Adjournment. The presiding officer of the Fund for the Meeting, the secretary of the Meeting, and the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, each may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with Maryland law and the Fund's Articles of Incorporation and By-Laws, including to allow for the further solicitation of proxies. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment.

Shareholder Proposals. The Fund anticipates that its next annual meeting will be held in February 2004. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2004 Annual Meeting of Shareholders must send such written proposal to the Fund's offices, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091,
Attention: Secretary, so that it is received no later than September 15, 2003 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

A shareholder of the Fund who has not submitted written a proposal for inclusion in the Fund's proxy statement by September 15, 2003, as described above, may nonetheless present a proposal at the Fund's 2004 Annual Meeting of Shareholders if such shareholder notifies the Fund at the Fund's offices, of such proposal by November 29, 2003. If a shareholder fails to give notice by this date, then the persons designated as proxy holders for proxies solicited by the Board of Directors for the 2004

Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal. A shareholder proposal may be presented at the 2004 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

                                          By Order of the Board of Directors,

                                          Barbara J. Green
                                          Secretary

January 13, 2003

                                                              TLTEI PROXY 01/03

                  TEMPLETON EMERGING MARKETS INCOME FUND, INC.
               ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 28, 2003

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Emerging Markets Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida at 10:00 a.m., Eastern time, on the 28th day of February 2003, including any postponements or adjournments thereof, upon the matters set forth below, and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL (INCLUDING ALL NOMINEES FOR DIRECTORS). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                                   Please mark your vote as
                                                   indicated in this example [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

Proposal - Election of Directors.


     FOR all nominees               WITHHOLD          Nominees: 01 BETTY P. KRAHMER, 02 GORDON S. MACKLIN,
    listed (except as              AUTHORITY          and 03 FRED R. MILLSAPS
   marked to the right)         to vote for all
                                nominees listed

        [   ]                        [  ]             To withhold authority to vote for any individual
                                                      nominee, write that nominee's name on the line
                                                      below.

                                                      --------------------------------------------------




I PLAN TO ATTEND THE MEETING.                 YES      NO
                                              [ ]      [ ]


SIGNATURE(S):                                             DATED         , 2003
             --------------------------------------------      ---------
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

                              FOLD AND DETACH HERE